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                                   NOTICE
                          SEPARATE ACCOUNT VA-K OF
               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                          SEPARATE ACCOUNT VA-K OF
            ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


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On August 21, 2003, the Board of Trustees of Delaware VIP Trust (the "Trust")
unanimously voted to liquidate and dissolve the DELAWARE VIP SOCIAL AWARENESS SERIES of the Trust (the "Series"). As a result of the decision to pursue liquidation and dissolution of the Series, no new payment allocations or transfers may be made to the Sub-Accounts investing in the Series.

On or about November 15, 2003 (the "Liquidation Date"), the Series will cease operations. Prior to the Liquidation Date, Contract owners with allocations invested in the Series may transfer to any of the other investment options available under the Contract. This transfer will be free of charge and will not count toward the number of free transfers that you may make each year. YOU MAY CALL US AT 800-533-2124 TO MAKE A TRANSFER.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Series after the close of business on the day prior to the Liquidation Date will be transferred to the Delaware VIP Cash Reserves Series, which is a money market fund. These funds will remain invested in the Delaware VIP Cash Reserves Series until the Contract owner transfers the funds into another investment option. For more information about the other investment options under the Contract, see the prospectus for the Delaware VIP Trust.


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SEPTEMBER 4,  2003